                                                                   Exhibit 10.27


                              AMENDMENT AGREEMENT

                                     TO THE


                          GLOBAL (NOW INCLUDING JAPAN)


                      CO-DEVELOPMENT, KNOW-HOW AND SUPPLY

                           AGREEMENT FOR GALANTAMINE


                                    BETWEEN


                        SHIRE INTERNATIONAL LICENSING BV


                                      AND


                            JANSSEN PHARMACEUTICA NV

          THIS AGREEMENT is made this 22nd day of July One Thousand nine hundred and ninety nine by and between Shire International Licensing BV of Fredericksplem 42, P.O. Box 545, 1000 AM Amsterdam, Netherlands ("Shire") and Janssen Pharmaceutica NV of Turnhoustseweg 30, B2340 Beerse, Belgium ("Janssen").

          WHEREAS Shire and Janssen entered into a Co-Development, Know-How and Supply Agreement for galantamine on 30 November 1995 ("the Global Agreement").

          WHEREAS Janssen concluded an arrangement with A+, Science Invest AB, a Swedish corporation ("A+") in relation to the development of galantamine for Obstructive Sleep Apnoea on 29 January 1999 ("the A+ Agreement") and Janssen and Shire now wish to extend the arrangements in the Global Agreement to the development of galantamine for use in the treatment of Obstructive Sleep Apnoea.

          WHEREAS Janssen and Shire now wish to extend arrangements in the Global Agreement to the development and exploitation of galantamine in Japan for Alzheimer's disease and Chronic Fatigue Syndrome.

          NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:

Clause 1  Amendments to the Global Agreement

          It is hereby agreed that the Global Agreement be amended as follows:

     1.1  In Clause 1 the following definitions shall be amended as follows:

          (a) in Clause 1.24 there shall be inserted after the word "Thailand" the word "Japan;

          (b) Clause 1.25 shall be deleted in its entirety and there shall be inserted in substitution therefor:

               "1.25 "Licensed Product(s)"  any product containing Galantamine
                                            (whether Natural Galantamine and/or
                                            Synthetic Galantamine) which is used
                                            for, and/or intended to be used for:

                                            (1) the treatment of Alzheimer's
                                                disease and/or related dementia

                                            (2)  the treatment of OSA

                                            (3) subject to Clause 17 hereof the
                                                treatment of CFS

                                            (4) subject to Clause 18 other
                                                indications as referred to in
                                                that Clause;"

          (c) In clause 1.33 in line 6 after the full stop insert the words "(and following the inclusion in the Global Agreement of CFS pursuant to clause 17.5 such term shall be deemed to include all parents licensed to Shire or its Affiliates in the Territory in respect of the use of Galantamine for CFS)."

          (d) In clause 1.39 there shall be deleted the words "Galantamine in the treatment Alzheimer's disease and related dementias" and there shall be inserted in substitution therefor the words "Licensed Product";

          (e)  In Clause 1.40 there shall be deleted the word "Japan";

          (f)  In Clause 1 insert the following additional definitions:

               1.53 "OSA"                   Obstructive Sleep Apnoea;

               1.54 "OSA Patents"           each and every one of the patents,
                                            patent application, supplementary
                                            protection certificate in respect
                                            therefor or additions, extensions,
                                            replacements, divisions or
                                            substitutions therefor licensed to
                                            or owned by Janssen in respect of
                                            the use of Licensed Product for OSA;

               1.55 "OSA Know-how"          all information (other than Shire
                                            Know-How, Synaptech Know-How,
                                            Development Data and Manufacturing
                                            Intellectual Property rights) from
                                            time to time during this Agreement
                                            in Janssen's possession or under its
                                            control or licensed to it under the
                                            A Agreement which it is free to
                                            disclose relating to the use of
                                            Galantamine for OSA;

          (g) Upon execution by Synaptech, A, the patentee of the CFS patents, Shire and Janssen of an agreement or agreements setting forth a revised mechanism for the allocation of sales of Licensed Product between Alzheimer's disease, CFS, OSA and (if appropriate) other indications as that term is understood in Clause 18 of the Global Agreement agreed pursuant to Clause 2.2 hereof or similar provisions in agreements between such parties, Clause 8.3.5 shall be deleted in its entirety and there shall subject to any such agreements be substituted therefor:

               "8.3.5 With regard to an individual sale of Licensed Product in the Territory by Janssen, or an Affiliate or Business Partner of Janssen, Janssen shall pay a royalty hereunder on such sale on the basis that either (i) the Galantamine will be used for the treatment of Alzheimer's disease and related dementias or (ii) that it will be used for the treatment of CFS or (iii) that it will be used for the treatment of OSA. In no circumstances shall Janssen be required to pay royalties on an individual Sale of Galantamine in respect of Alzheimer's disease, CFS or OSA under the Patents or OSA Patents."

          (h)  In Clause 4.4 of the Global Agreement there shall be deleted the
               words      ****        and third party suppliers of Galantamine
               Raw Material (including without limitation" and delete the remaining parenthesis.

          (i) In Clause 6 of the Global Agreement there shall be inserted the following:

               "6.1.13 Janssen shall pay to Shire on the Net Sales Value of all Licensed Product sold by Janssen its Affiliates or Business Partners in Japan:

                        6.1.13.1                   in respect of sales of
                                                   Licensed Product for
                                                   Alzheimer's disease a royalty
                                                   of ****% (**** per cent):

                        6.1.13.2 in respect of sales of Licensed Product for CFS a royalty of ****% (**** per cent)

               6.1.14 Janssen shall pay to Shire on the Net Sales Value of all Licensed product sold by Janssen, its Affiliates or Business Partners in the Territory for OSA a royalty of

- ---------
**** Portions of this Exhibit which have been omitted based upon a request for confidential treatment. The omitted portions have been separately filed with the Commission.
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                                      -4-

                       6.1.14.1                    ****% (**** per cent) where
                                                   there is a Licensed Patent in
                                                   the country in which Licensed
                                                   product is sold; and

                       6.1.14.2                    ****% (**** per cent) in any
                                                   other country.

               6.1.15  The royalties payable pursuant to Clause 6.1.13.1,
                       6.1.13.2 and 6.1.14.1 in any country in the Territory shall be paid for that country for so long as there is a Licensed Patent (being a patent for CFS or an OSA Patent as the case may be in respect of Clauses 6.1.13.2 and
                       6.1.14 respectively) where the Licensed Product is sold for the indication referred to or where there is no such Licensed Patent for a period of **** years from Commercial Delivery for that indication.

               6.1.16 None of the provisions set forth in this Agreement under which royalties may be reduced shall apply to the royalties payable pursuant to Clauses 6.1.13 or 6.1.14 except in the case of infringement of the OSA patents where, provided Janssen uses its reasonable efforts to prevent or terminate such infringement, the provisions of Clauses 12.1.1, 12.1.2, 12.1.3, 12.1.4 and the second sentence of Clause 12.1.5 shall apply and in relation to which any references to "Secondary Royalty" shall be read to mean a royalty of ****%";

               6.1.17 In addition to the royalties payable under the Global Agreement by Janssen to Shire, Janssen will in addition pay to Shire royalties under the sub-license granted under clause 17.5.4 equal to the royalties payable by Shire under its Agreement with Snorasson dated March 1992 as amended in June 1996 ("the CFS Agreement")

          (j) In Clause 3 of the Global Agreement there shall be inserted the following:

               "3.5    Milestone Payments CFS Japan

                       Janssen shall pay to Shire in full without any deductions whatsoever the following non-fundable sums:

- ---------
**** Portions of this Exhibit which have been omitted based upon a request for confidential treatment. The omitted portions have been separately filed with the Commission.

                    3.5.1 upon completion of a phase II clinical study in Japan the results of which permit the conduct of a phase III clinical study for Licensed Product for use in CFS the sum of $**** (**** United States Dollars).

                    3.5.2 within 30 days of the date of submission of the application for a Product Approval for use of Licensed Product for CFS in Japan the sum of (Pounds) **** (**** Pounds sterling) and

                    3.5.3 within 30 days of the date of grant of the Product Approval for use of Licensed Product for CFS in Japan the sum of (Pounds) **** (**** Pounds sterling)."

          (k) Clause 10.10 of the Global Agreement shall be deleted in its entirety and there shall be substituted therefor:

               "10.10 in this Clause 10 the term "Licensed Product" shall include any product containing Galantamine which is used for or intended for use for the treatment of any indication for which a Product Approval granted to Shire or Janssen or their respective Affiliates or Business Partners is for the time being in force."

          (l)  In Clause 12 there shall be inserted the following:

               12.4  Infringement of third party's patent rights

                     12.4.1 In the event that the use or sale of Licensed Product for use in OSA is alleged to infringe or constitutes an infringement of intellectual property rights of a third party in a country, each party shall, as soon as it becomes aware of the same, notify the other thereof in writing, giving in the same notice full details known to it of the rights of such third party and the extent of any alleged infringement. To the extent a third party patent contains claims in relation to the use of galantamine in OSA, the parties shall after receipt of such notice discuss the infringement claim and a potential course of action in close collaboration

- ---------
**** Portions of this Exhibit which have been omitted based upon a request for confidential treatment. The omitted portions have been separately filed with the Commission.

                           with A and in accordance with the provisions of the A Agreement. Such course of action may include: (a) modifying the therapeutic and/or prophylactic claims of the Licensed Product so as to be non-infringing;
                           (b) obtaining an appropriate license from such third party; or (c) contesting the claim or suit. Janssen (and/or A in accordance with the provisions of the A Agreement) will decide upon the course of action in the interest of the further commercialization of galantamine for use in the treatment of OSA.

                   12.4.2 In the event Shire is being sued or is under threat of suit in any country of the Excluded Territory, Shire shall promptly inform Janssen thereof in accordance with the provisions of Clause 12.4.1 above. In the event Shire and Janssen (in consultation with A) can not agree within twenty-one
                           (21) days on an appropriate course of action in such countries as set forth in Clause 12.4.1, Shire shall be entitled to discontinue the commercialization of the Licensed Product for the use in OSA pending a resolution of the alleged infringement claim.

                   12.4.3 Janssen shall hold harmless Shire and its Affiliates with respect to any such alleged infringements in the Excluded Territory provided Shire (i) complies with the provisions of Clause 12.4.1 and 12.4.2, (ii) allows Janssen to conduct the defense of any such alleged infringement (provided always Shire can participate in the defense at its own cost), (iii) Shire does not compromise or settle any alleged infringement claim without Janssen's prior written approval not to be unreasonably withheld or delayed and (iv) Shire complies with the reasonable instructions of Janssen (and A) in connection with any such alleged infringement. Janssen's hold harmless obligation shall not apply in respect of any period after the sublicensing or assignment of the OSA Agreement to Shire pursuant to Clause 14 hereof.

               12.5  Enforcement of OSA Patents

                     12.5.1 In the event that in any country in the Territory in which Janssen is marketing Licensed Product, there if infringement of an OSA Patent by a third party, the party first becoming aware of such infringement shall notify the other in writing to that effect, including with said written notice evidence establishing a prima facie case of infringement by such third party.


                             Janssen shall have the right but not the obligation to take action to stop such infringement in its own name, at its own expense and on its own behalf and by counsel of its own choice. If Janssen elects to take action against such infringement, it will keep Shire regularly informed on the status of any such action. Subject to the provisions of the A Agreement, Janssen shall be entitled to all damages awarded or received in settlement of such suit.

                     12.5.2 In any such suit involving the use of galantamine in the treatment of OSA Shire shall reasonably cooperate with Janssen (and A as the case may be) and in the Excluded Territories Shire shall have the right, subject to the provisions of the A Agreement and more in particular the provisions of Articles 12.2 and 12.3 thereof, to be represented by its own counsel at its own expense."

          (m) In Clause 13.1.2 after the word "Territory" in line 6 thereof insert the words "or arising from or in connection with the failure of any Finished Product supplied by Janssen to Shire for resale and supply by Shire in the Excluded Territory to meet specification therefor or such Finished Product being defective."

          (n) In Clause 13.1.3 add at the end of the Clause "and except to the extent that any such claims, demands, losses, damages and/or expenses result from Finished Product supplied by Janssen to Shire being defective or failing to meet specification."

          (o) In Clause 15.5 of the Global Agreement after the letters "CPS" insert the word and letters "and OSA."

          (p) In Clause 19 of the Agreement, Clause 19.1 shall be deleted and there shall be inserted:

               "19.1 Janssen hereby grants to Shire an option for a period of **** after the **** of the **** in the country for a sum equal to concerned to the aggregate of acquire the the following: exclusive rights to market and sell the Licensed Product in any one of **** for a sum equal to the aggregate of the following:

                      19.1.1 in respect of the sales of Licensed Product for Alzheimer's disease a sum equivalent to **** times the average annual value of the Net Sales Value of the Licensed Product sold in the country selected by Shire calculated over the **** Quarters following the date of **** in such country; and

                     19.1.2 in respect of the sales of Licensed Products for OSA and/or CPS a sum calculated using the following formula

          Y = M x MCY

          where Y = sum payable

          M = the appropriate multiplier for either CFS or OSA taken from column (2) or (3) depending on the time which has elapsed since the date of first Commercial Delivery until the date of the exercise of the option

          MCY = the annual sales calculated for the appropriate period as shown in column (4) or (5)

- ---------
**** Portions of this Exhibit which have been omitted based upon a request for confidential treatment. The omitted portions have been separately filed with the Commission.

- ---------------------------------------------------------------------------------------------------------------------
          (1)                      (2)           (3)                   (4)                           (5)
- ---------------------------------------------------------------------------------------------------------------------
Time elapsed since date    Multiplier M                 Method of Calculating Yearly Sales
 of First Commercial
 Delivery ("FCD") at
 date of exercise of
 option by Shire
                         --------------------------------------------------------------------------------------------

                           CFS            OSA           CFS                               OSA
- ---------------------------------------------------------------------------------------------------------------------
Prior to date of FCD      ****            ****          average of sales made in          an agreed estimate of
- ---------------------------------------------------     Quarter  ****  and ****           sales in the Quarters ****
Less than **** months                                   Quarters
 after FCD                ****            ****

- ---------------------------------------------------------------------------------------

More than **** months                                   annual sales assessed using an
 after FCD but up to                                    agreed estimate of actual
 **** months after FCD    ****            ****          sales for Quarters ****
- ---------------------------------------------------------------------------------------------------------------------


More than **** months                                   annual sales calculated using     actual sales for the last
 after FCD but up to                                    average of actual sales for       **** Quarters immediately
 **** months after FCD                                  Quarters    ****      and the     preceding the date of
                                                        last **** Quarters immediately    exercise of the option
                           ****           ****          preceding the date of exercise
- ---------------------------------------------------------------------------------------------------------------------
More than **** months                                   annual sales calculated using     actual sales for the last
 after FCD but up to                                    the average of actual sales       **** Quarters immediately
 **** months after FCD                                  for Quarters    ****     and      preceding the date of
                                                        the last **** Quarters            exercise of the option
                                                        immediately preceding the date
                           ****           ****          of exercise
- ---------------------------------------------------------------------------------------------------------------------
More than **** months                                   annual sales calculated using     actual sales for the last
 after FCD                                              the average of actual sales       **** Quarters immediately
                                                        for Quarters  ****  and the       preceding the date of
                                                        last **** Quarters immediately    exercise of the option
                           ****           ****          preceding the date of exercise
- ---------------------------------------------------------------------------------------------------------------------

          Provided that:

          (1) Where reference is made to an estimate in this Clause the relevant sales shall be recalculated using the actual figures for the period in question as soon as reasonably practicable following that period and balancing payment will be made by Shire or a refund [(subject to the commitment of equivalent sales and marketing effort by Shire in the aggregate and appropriate to the efforts to be made judged by reference to the pharmaceutical industry taken as a whole)] will be made by Janssen of the difference between such estimate and the calculation made using actuals.

- ---------
**** Portions of this Exhibit which have been omitted based upon a request for confidential treatment. The omitted portions have been separately filed with the Commission.

          (2) Where a reference is made to sales this shall be construed as a reference to Net Sales Value.

          (3) Sales of Licensed Product for CFS, OSA and Alzheimer's disease shall be calculated with reference to the mechanism agreed pursuant to Clause 2.2 of the Amendment by which this Clause was inserted.

          (4) Where a calculation of sales is to be made by reference to the actual sales of the 4 Quarters immediately preceding the date upon which the option is exercised the annual sales shall be established by reference to the average sales in each such Quarter and there shall be deducted from such sales any sales not derived in the ordinary course of business and in the event of a dispute the matter shall be referred to the expert pursuant to Clause 12.2.

          (5) For the avoidance of doubt where at the time of exercise of the options by Shire the development of Licensed Product for OSA or CFS has ceased or will cease no payment shall be due under this Clause in respect of the indication in question.

          (6) If the option is exercised during a Quarter, reference will be made in making any calculation to the last complete Quarter.

          (q) In Clause 19.2 at the end of the sentence insert the words "except in respect of Licensed Product for use in the treatment of OSA in respect of which the payment shall be a sum equivalent to 3 times average annual sales calculated as aforesaid. Sales for each indication shall be calculated with reference to the mechanism as agreed pursuant to Clause 2.2 of the Amendment by which this clause was inserted.

          (r)  In Clause 23, Clause 23.2.2 shall be deleted in its entirety.

          (s) In Clause 23.2.4 after the words "Synaptech-Janssen License Agreement" add the words "(including any extension thereof to Japan)."

          (t) In Clause 26 in line 1 the reference to "Major Countries" shall be deemed to exclude the USA.

Clause 2  Supplementary Provisions

          The following provisions are supplementary to the Global Agreement and shall form part thereof.

     2.1  Development

          2.1.1 The development of Licensed Product for OSA shall be conducted by and at the expense of Janssen. The provisions of Clause 4 of the Global Agreement other than Clauses 4.7, 4.8, 4.9 and 4.10 shall not apply to the developments of Licensed Product for OSA. Notwithstanding the foregoing Janssen shall keep Shire informed on the progress of the development of Licensed Product for OSA on a regular basis and in particular but without prejudice to the generality of the foregoing Janssen shall provide Shire at intervals of six months until completion or cessation of development a report summarizing the work undertaken or to be undertaken and the results thereof.

          2.1.2 With regard to any matter arising from the development of Licensed Product for OSA which might reasonably be expected to affect the manufacture, sale, supply, development or licensing of Licensed Product for Alzheimer's disease or CFS, Janssen shall inform Shire forthwith on becoming aware thereof in sufficient detail to enable Shire to obtain a full understanding thereof.

          2.1.3 The development of Licensed Product for use in Alzheimer's disease in Japan and CFS in the Territory shall be conducted by and at the expense of Janssen. Janssen shall:

                 2.1.3.1 as soon as reasonably practicable following the execution hereof propose to Shire a development plan for Licensed Product for use in Alzheimer's disease in Japan for agreement by the DMC;

                 2.1.3.2 as soon as reasonably practicable after the extension of the Global Agreement to CFS pursuant to Clause 17 thereof propose to Shire a development plan for development of Licensed Product for use in CFS in the Territory for agreement by the DMC.

          2.1.4 The provisions of Clause 9 of the Global Agreement to the extent that they impose on Janssen an obligation to use reasonable efforts in the development of Licensed Product shall not apply to the development of Licensed Product for OSA.

          2.1.5 The provisions of Clause 5 of the Global Agreement shall not apply in relation to development costs for Licensed Product for OSA or for Alzheimer's disease or CFS in so far as they relate to Japan.

     2.2 Janssen and Shire each recognises and agrees that a mechanism is required to ensure that sales of Licensed Product for different indications for which Licensed Product may be supplied in accordance with a marketing authorisation are attributed to the indication in question. It is further recognised and agreed that Janssen has incorporated within the A+ Agreement a provision by which sales are allocated in the form attached in the Schedule hereto. Janssen and Shire each hereby agrees to use its reasonable efforts to obtain the agreement of the respective patentees and licensors for Alzheimer's disease and CFS to the variation and amendment of the licenses between Janssen or Shire and such licensor to reflect the provisions set forth in the Schedule hereto. Upon such agreements Janssen and Shire further agree to amend the terms of any sublicence between Janssen and Shire and the terms of the Global Agreement to reflect the provisions of such Schedule. Janssen further undertakes to use its reasonable efforts to ensure that its licence with A+ is varied and amended to the extent necessary to be identical to the provisions agreed with the licensors in respect of Alzheimer's disease and CFS.

     2.3 Where Shire holds a licence under the patent of a third party relating to the use of Licensed Product for OSA and (1) Janssen or a court or other authority having jurisdiction determines that Janssen requires a licence under any such patent in order to manufacture, use, supply or sell Licensed Product for OSA and (2) Shire has not licensed such patent under the terms of the Global Agreement for its principal indication and (3) Shire is entitled to receive royalties from Janssen under the Global Agreement for the use of Licensed Product for OSA then to the extent that Janssen requires an enabling licence under such patent determined as aforesaid for the use of Licensed Product for use in the treatment of OSA Shire will use its reasonable endeavours following full consultation with Janssen to obtain the consent of the third party licenser of such patent to the grant of an enabling licence at royalty rates appropriate thereto. For the avoidance of doubt, nothing in this Clause 2.4 shall in any way derogate from the obligations of Janssen under the Global Agreement in respect of any indication other than OSA for which Licensed Product may be manufactured, used, sold or supplied.

     2.4  Reasonable Endeavours

          Where in Clauses 2.2 and 2.3 above reference is made to the use of reasonable endeavours by Shire or Janssen it is hereby agreed that such endeavours shall not include the making of any payment whether of a lump sum nature or royalties.

     2.5  Challenge to Validity

          The payment of royalties by Janssen to Shire in respect of the sale or supply of Licensed Product for use in OSA is conditional upon Shire not initiating proceedings to invalidate the OSA patent and in the event that it does so (1) the obligation of Janssen to pay royalties in respect of sales of Licensed Product and (2) any licenses granted by Janssen to Shire or its Affiliates in the Excluded Territory under the OSA Patent shall cease and be suspended until such time as the challenge to the validity is withdrawn or terminated.

     2.6  Ownership and Maintenance of Product Approvals

          2.6.1 Notwithstanding the provisions of Clauses 4.4 of the Global Agreement Shire and Janssen shall appoint one or more representative(s) from those of their employees employed to manage applications for and the maintenance of and variation of Product Approvals for Licensed Product to liaise with regard to the prosecution for and maintenance of Product Approvals for each indication to avoid, remove or minimize any potential conflict between the Product Approvals for each different indication or for each country in the Territory or Excluded Territory in accordance with a Standard Operating Procedure to be agreed. Subject to the above-mentioned Standard Operating Procedure Shire and Janssen agree that they will not make any variation or alteration to any Product Approval without first notifying the other of its intention to make any applications for any material variation or alteration as aforesaid and taking account of observations of the other to the extent reasonably practicable following good faith consultation unless such alteration or variation has been required by law or regulation or by a regulatory authority having jurisdiction or for reasons of health or safety in which event such alteration or variation shall be made and the party making such alteration and variation shall consult with the other to the extent practicable.

     2.7  Co-promotion OSA

          The marketing, commercialisation and licensing of OSA in the United Kingdom and Ireland will be organised in accordance with the provisions of Clause 10 of the Global

Agreement as well as with the provisions of the co-promotion agreements to be entered into between Shire's and Janssen's respective Affiliates.

          Shire acknowledges that under the A+ Agreement, the United Kingdom is classified as a major market for which Janssen has agreed to undertake certain reasonable efforts as set forth in Article 7.1. of the A+ Agreement. It is hereby agreed that such commitment shall be reflected in the respective rights and obligations of the Affiliates of Shire and Janssen to be set forth in the co-promotion agreement between such Affiliates to be implemented in a timely manner in order to facilitate regulatory filing and Commercial Supply of Licensed Product of OSA and provided Janssen continues with the development of Licensed Product for OSA.

     2.8  Trade Mark

          Pursuant to Clause 11 of the Global Agreement Shire and Janssen have agreed that Licensed Product for use in Alzheimer's disease will be marketed under the name Reminyl and accordingly Janssen undertakes forthwith following signature of this Agreement to execute an assignment of the trade mark Reminyl in the UK and Ireland in a form approved by Shire and Janssen for the purpose.

     2.9  Japan

          Janssen and Shire agree that the provisions relating to Japan in the Global Agreement and in particular but without prejudice to the generality of the foregoing clauses 14.1.3 and 14.1.4 thereof shall be deemed to have been satisfied by the payment of royalties pursuant to Clause 6.1.13.1 of the Global Agreement as incorporated by this Agreement. Such provisions shall be of no force and effect to the extent and for so long as agreements between Synaptech as the patentee of Licensed Patents in respect of the use of galantamine in Alzheimer's disease and Janssen remain in full force and effect and in the event of the termination of such agreements by Synaptech Shire acknowledges that Janssen has permitted Synaptech to refer to the Product Approval for licensed Product in Japan for Alzheimer's Disease and related dementias as set forth in and subject to Clause 6 of the Addendum to the Synaptech-Janssen License Agreement dated June 29, 1999.

     2.10  Development Data

          Janssen shall make available to Shire or its Affiliates exclusively for use in the Excluded Territory:

          2.10.1 OSA Know-how reasonably required by Shire for the purpose of making application for and maintaining Product Approvals for Licensed Product for use in OSA in Excluded Territories;

         2.10.2 OSA Know-how reasonably required by Shire for marketing and pharmacovigilance.

   2.11  Improvements

         The provisions of Clause 14.3 of the Global Agreement shall be subject to the following provisions:

         2.11.1 when Improvements are disclosed pursuant to Clause 14.3.1 the party making the disclosures shall provide such details as are reasonably necessary for the other party to undertake scientific and commercial assessment thereof and disclosure shall be made as soon as is practicable but in any event in sufficient time to enable a proper evaluation thereof by the receiving party prior to commercial exploitation;

         2.11.2 the licenses granted or to be granted pursuant to Clause
                14.3.2, 14.3.3, 14.3.5 and 14.3.6 shall be subject to any pre-
                existing agreements with third parties at the time of disclosure and where the consent of a third party is required for the grant of any such license then the disclosing party shall use its reasonable endeavours to obtain such license;

         2.11.3 any sub-licenses granted pursuant to clause 14.3 shall be subject to any royalties payable to the patentee which shall be paid in accordance with the terms of the license held by the disclosing party.

    2.12  Sub-Licenses

          Any sub-license granted by Shire pursuant to Clause 17.5.4, or by Janssen to Shire in respect of the OSA Patents and OSA Know-how relating to the use of Licensed Product for CFS and OSA respectively shall unless otherwise agreed by the licensor and Shire and Janssen be identical to the terms of any head license between Shire or Janssen and the relevant third party licensor and subject to the payment by the sub-licensee of any royalties reserved therein.

    2.13  Other Cholinesterase Inhibitors

          It is hereby agreed that Clause 20 shall not for the avoidance of doubt apply to the development by Janssen of galantamine for the treatment of OSA.

    2.14  Termination of licenses

          2.14.1 Where (1) each of Janssen's licenses for Alzheimer's disease, CFS and other indications are terminated by the relevant third party licensors or (2) or the provisions of Clause 25 of the Global Agreement apply, then Janssen shall either grant a sublicense under the A+ Agreement or procure the assignment of such agreement to Shire subject to Clause 2.12 above and the payment by Shire of a royalty of ****% to Janssen on the Net Sales Value of Licensed Product sold by Shire, its Affiliates or its sublicensees in respect of sales of Licensed Product for OSA in those countries where Janssen's rights were terminated as aforesaid. Such royalty shall be due and payable for a period of **** years following the first commercial sale by Shire, its Affiliates or sub-licensees in such country or countries or until expiration of the OSA Patent in such country or countries, whichever occurs first.

          2.14.2 Where the Global Agreement is terminated by Janssen pursuant to Clause 23.1.1 then the provisions of Clause 24.3 shall apply to the royalties to be paid pursuant to Clause 6.1.14.

Clause 3  Lump Sum Payments and Royalties

     3.1 In consideration of Shire agreeing to amend the Global Agreement to extend the rights thereunder in respect of the sale of Licensed Product for use in CFS in Japan in accordance with and subject to the terms of the Global Agreement and in particular but without limitation Clause 17 thereof Janssen hereby agrees to pay to Shire within 30 days of the date of confirmation that the success criteria referred to in Clause 17.3 of the Global Agreement have been met, the non-refundable sum of $**** (**** United States Dollars). Shire shall render an invoice to Janssen for such payment.

     3.2 In consideration of Janssen procuring access to certain intellectual property of **** (and its Affiliates) and **** are procuring certain sublicenses to Shire as set forth herein. Shire agrees to reimburse Janssen with one half of each of the following payments:

          (i) the sum of US $**** (**** United States Dollars) paid by Janssen to **** pursuant to Article 3.1 of the agreement referred to in Clause 3.4(ii) below and accordingly Shire shall pay to Janssen the sum of US $ **** (**** United States Dollars), 30 days after the date of this Agreement

- ---------
**** Portions of this Exhibit which have been omitted based upon a request for confidential treatment. The omitted portions have been separately filed with the Commission.

          (ii) the sum of (Pounds)**** (**** pounds) paid by Janssen to **** pursuant to Clause 3.1.1 of the agreement referred to in Clause 5.1(a) below and accordingly Shire shall pay to Janssen the sum of (Pounds)**** (**** pounds), 30 days after the date of this Agreement.

     3.3 Janssen shall notify of the payments made by it together with an invoice therefor. Each of the sums referred to in (i) and (ii) above are expressed to be inclusive of VAT or similar sales or other taxes.

     3.4 With regard to the royalty payments payable by Janssen to **** or **** as appropriate Janssen shall be entitled to deduct one half of such royalties in accordance with the following provisions:

          (i) **** (****%) of the royalty actually paid by Janssen to **** under Clause 3.1.2 of the agreement between Shire, Janssen and **** dated 6 August 1998 (the ****) may be deducted from the payments to be made by Janssen to Shire pursuant to Clause 6.1 of the Global Agreement;

          (ii) **** (****%) of the royalty actually paid by Janssen to **** under Article 3.2 of the Agreement between Janssen and **** dated 26 March 1998 and relating to the licensing of certain patents in the United States, its territories and possessions for the manufacture of Synthetic Galantamine (the ****) may be deducted from royalties payable by Janssen to Shire in respect of Net Sales Value of Licensed Product in the United States, its territories and possessions pursuant to the Global Agreement.

     3.5 The provisions of Clauses 6.2, 6.3, 6.4 and 6.5 and of Clauses 7.8.1 and 8.2 of the Global Agreement shall apply to the royalties and other payments referred to in this Agreement.

     3.6 For the purposes of calculating Standard Cost under the Global Agreement (subject to any contrary arrangements in relation to the supply of Licensed Product agreed in the co-promotion agreements envisaged in Clause 10 of the Global Agreement) there shall be disregarded for the purposes of such calculation the sums payable by Janssen to **** and **** respectively under the agreements referred to in Clause 5.1 above and any royalty payable thereunder by Janssen to **** and **** respectively to the extent that the same are deducted from royalties payable by Janssen to Shire pursuant to the terms of the Global Agreement as supplemental by this Agreement.

- ---------
**** Portions of this Exhibit which have been omitted based upon a request for confidential treatment. The omitted portions have been separately filed with the Commission.

Clause 4  ****

     4.1 Janssen and Shire each hereby acknowledge that the obligations of Shire and Janssen under Clause 16.4 of the Global Agreement have been fully discharged and that save as provided in this Agreement the Global Agreement shall not apply to the **** Intellectual Property and for the avoidance of doubt from the date of this Agreement Manufacturing Intellectual Property as defined in the Global Agreement shall not be deemed to include any such intellectual property.

Clause 5  **** Sub-Licenses

     5.1 Janssen hereby grants to Shire a license to use the parents and other know-how and intellectual property assigned, transferred or licensed to it pursuant to each of the following agreements.

          (a) the **** Agreement referred to in Clause 3.4.(i) above and any assignments made subsequent thereto assigning and licensing certain intellectual property to Janssen and providing for the payment by Janssen of certain sums in consideration thereof.

          (b) the **** Agreement referred to in clause 3.4(ii) above relating to the licensing of certain patents for the manufacture of synthetic galantamine.

               and a license to use all associated intellectual property of Janssen which may be required or necessary for the exploitation of the license for the manufacture and sale of synthetic galantamine by or on behalf of Shire in accordance with the following provisions of this Clause 5.

     5.2  Each of the license granted by Janssen to Shire pursuant to Clause
          5.1 above shall be subject to the term of the respective licenses and agreements between Janssen and **** and **** respectively and shall be exclusive, except with respect to **** and shall, subject to the terms of any such headlicense, extend to the territory referred to therein and be royalty free (save as to any payments to be made to **** or
          ****.

     5.3 Unless otherwise stated each of the licenses granted by Janssen to Shire may be exercised upon the happening of one or more of the following events:

          (a) in relation to the Janssen Territory, Shire Territory and Excluded Territory upon the termination of the Sub-License and Global Agreement

- ---------
**** Portions of this Exhibit which have been omitted based upon a request for confidential treatment. The omitted portions have been separately filed with the Commission.

               otherwise than for breach of the terms thereof by Shire, the insolvency of Shire or the discontinuation of sale of the Licensed Product as a result of supply or technical issues agreed by Shire and Janssen;

          (b) in relation to the Excluded Territory (including pursuant to Clause 19 of the Global Agreement any buy back country to the extent it becomes an Excluded Territory) and pursuant to the terms of the Global Agreement where Shire or its Affiliate notifies Janssen that it is able to obtain supplies of Synthetic Galantamine at a cost lower than the price at which Janssen has offered to supply Shire or its Affiliates;

          (c) subject to and in accordance with the terms of the Global Agreement in relation to Japan in the event that the rights under the Global Agreement granted to Janssen in respect of Japan terminate;

          (d) in relation to the manufacture of a product containing an analogue of galantamine or equivalent to Licensed Product for sale or supply in relation to any indications where Shire markets the same with or without a third party in which event such rights shall be non-exclusive.

     5.4 In lieu of exercising the rights granted by Janssen to Shire pursuant to Clause 5.1 above Shire may elect following consultation with Janssen and with its agreement to have Synthetic Galantamine supplied by Janssen to satisfy its reasonable requirements and at a price determined in accordance with the Global Agreement.

Clause 6  Entire Agreement

     6.1 The terms of this Agreement are supplemental to the Global Agreement and the Shire-Janssen Sub-License Agreement and any and all supplemental and ancillary letters thereto and form part of the entire agreement referred to in Clause 28 thereof and terms used in this Agreement shall have the meaning ascribed thereto unless the context otherwise requires.

__________________________________
For and on behalf of
Shire International Licensing BV


__________________________________
For and on behalf of
Janssen Pharmaceutica NV

                                   SCHEDULE
                                   --------

          Provisional terms for the apportionment of galantamine in accordance with IMS statistics on sales by indication

     A.   Countries with prescription audits

          The following 24 countries represent 85% of the world pharmaceutical market. In all of these countries IMS prescription audits exist and are generally reliable:

USA                             Canada                          Switzerland
Japan                           Argentina                       Portugal
Germany                         Mexico                          Austria
France                          Australia                       Greece
Italy                           Belgium                         Finland
UK                              Netherlands                     South Africa
Brazil                          Sweden                          Denmark
Spain                           Taiwan                          Norway


        -- The prescription audit will mention the number of prescription by indication. The relevant indications are AD, CFS and OSA.

        -- Prescriptions that are closely related to the 3 indications AD, CFS and OSA will be included in the category to which they are closely related.

        -- The remaining prescriptions that are unrelated to one of the 3 indications will be divided proportionally over these 3 indications.

        -- The relative proportion of the prescriptions will also be considered to be the relative proportion of actual sales in the market.

        -- Until an indication is registered no prescriptions will be counted for such indication.

B. In the remaining countries without (reliable) prescription market the following mechanism will apply:

        -- The split of the sales over the 3 indications will be based on a weighted average of the countries.

        -- The weighted average calculated for countries with prescription will take into account the number of years after launch of an indication.